EXHIBIT 99.1

Arbutus to Present Data on New LNP Formulations for Delivery of mRNA at the 2016 Controlled Release Society Conference

In Vivo Data Support Improved Potency of New Lipid Compositions
Arbutus’ LNP Platform is the Leading Delivery Solution for mRNA Therapeutics

VANCOUVER, British Columbia and DOYLESTOWN, Pa., July 18, 2016 (GLOBE NEWSWIRE) -- Arbutus Biopharma Corporation (Nasdaq:ABUS), an industry-leading Hepatitis B Virus (HBV) therapeutic solutions company, today announced presentation of data on new Lipid Nanoparticle (LNP) compositions for messenger RNA (mRNA) delivery at the 2016 Controlled Release Society Annual Meeting and Exposition held July 17-20, 2016 in Seattle.

“Our proprietary LNP platform is the leading nucleic acid delivery technology. We continue to improve LNP formulations and have generated in vivo data demonstrating the improved potency and tolerability associated with our new LNP formulations for delivery of mRNA payloads.  In addition, our considerable clinical experience with the technology and our ability to design, formulate and manufacture at scale can rapidly enable our partners,” said Dr. Mark J. Murray, Arbutus’ President and CEO. “Our primary goal is to develop a combination therapy to cure chronic HBV. We believe that our dominant and comprehensive intellectual property (IP) position in the field of LNP-enabled nucleic acid delivery is an important asset that can generate significant value through potential partnerships related to delivery of mRNA therapeutics.”

About Arbutus
Arbutus Biopharma Corporation is a biopharmaceutical company dedicated to discovering, developing and commercializing a cure for patients suffering from chronic hepatitis B infection.  Arbutus is headquartered in Vancouver, BC, Canada with offices in Doylestown, PA, USA. For more information, visit www.arbutusbio.com.

Forward-Looking Statements and Information
This press release contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and forward looking information within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements in this press release include statements about presenting data on new Lipid Nanoparticle (LNP) compositions for messenger RNA (mRNA) delivery at the 2016 Controlled Release Society Annual Meeting and Exposition held July 17-20, 2016 in Seattle; Arbutus’ LNP technology as a source of significant potential non-dilutive funding for the company; discovering, developing and commercializing a cure for patients suffering from chronic hepatitis B infection; and the ability of our intellectual property position in the field of LNP-enabled nucleic acid delivery to generate significant value through potential partnerships related to delivery of mRNA therapeutics.

With respect to the forward-looking statements contained in this press release, Arbutus has made numerous assumptions regarding, among other things: the effectiveness and timeliness of preclinical and clinical trials, and the usefulness of the data; regulatory approval; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Additionally, there are known and unknown risk factors which could cause Arbutus' actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements contained herein. Known risk factors include, among others: anticipated preclinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus.

A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' continuous disclosure filings, which are available at www.sedar.com and at www.sec.gov. All forward-looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Contact Information
Investors
Adam Cutler
Senior Vice President, Corporate Affairs
Phone: 604.419.3200
Email: acutler@arbutusbio.com

Helia Baradarani
Senior Manager, Investor Relations
Phone: 604.419.3200
Email: hbaradarani@arbutusbio.com

Media
Please direct all media inquiries to: media@arbutusbio.com